THIRD AMENDMENT TO THE
STOCK PURCHASE AGREEMENT
THIS THIRD AMENDMENT (“Amendment”), dated August 7, 2006, amends that certain Stock Purchase Agreement (the “Agreement”) dated November 22, 2005 and entered by and between Choice Medical Centers, Inc., a Florida Corporation having a corporate address of 2295 North West Corporate Blvd., Suite 140, Boca Raton, Florida. 33431 (“CMC”), CMC’s subsidiary and affiliate entities set forth in Exhibit A to the Agreement, (CMC and the subsidiary and affiliate entities set forth in Exhibit A to the Agreement collectively referred to as “CMC Companies”), and the shareholders, members and/or owners (the “Shareholders”) of the CMC Companies (the CMC Companies and Shareholders collectively referred to as the "Seller") on the one hand, and Basic Care Networks, Inc., a Delaware corporation having an address of 4270 Promenade Way, Suite 226, Marina Del Rey, CA 90292 ("Buyer") on the other hand. This Amendment is entered by and between the Seller and the Buyer. The Seller and the Buyer may hereinafter be referred to individually as a "Party" and collectively as the "Parties."

1. The Parties mutually agree that the definition of “Closing Date” as set forth in Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

“"Closing Date" shall mean the earlier of October 16, 2006 or seven (7) days after the closing of the underwriting associated with Buyer’s final registration statement, unless the Parties otherwise mutually agree to the contrary.”

2. The Parties also mutually agree that Section 3.2 of the Agreement is hereby amended and restated to read in its entirety as follows:

“3.2. Closing. The closing of the transactions contemplated herein (the "Closing") shall occur the earlier of October 16, 2006 or seven (7) days after the closing of the underwriting associated with Buyer’s final registration statement, unless the Parties otherwise agree in writing. The Closing shall be held at 1:00 p.m. local time on the Closing Date at the law office of James L. Pruden, P.A., 980 N. Federal Highway, Suite 404, Boca Raton, FL 33432, unless the parties hereto otherwise mutually agree to the contrary.”

3. The Parties also mutually agree that Section 10.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

“10.1 This Agreement may be terminated as provided below:

(A)	Buyer and Seller may terminate this Agreement by mutual written consent at any time prior to the Closing;

(B)
Buyer may terminate this Agreement by giving written notice to Seller at any time prior to the Closing: (i) by reason of the failure of the fulfillment of any condition under Section 9 by the Seller, or (ii) if the Closing shall not have occurred on or before the earlier of October 16, 2006 or seven (7) days after the closing of the underwriting associated with Buyer’s final registration statement for a public offering; and

(C)
Seller may terminate this Agreement by giving written notice to Buyer at any time prior to the Closing: (i) by reason of the failure of fulfillment of any condition under Section 9 by the Buyer, or (ii) if the Closing shall not have occurred on or before the earlier of October 16, 2006 or seven (7) days after the closing of the underwriting associated with Buyer’s final registration statement for a public offering.”

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in the manner legally binding upon them as of the date first above written.

BUYER:
BASIC CARE NETWORKS, INC.,
a Delaware corporation

By:  /s/ Robert S. Goldsamt
Robert S. Goldsamt
Chief Executive Officer

SELLER:
CHOICE MEDICAL CENTERS, INC.

By: /s/ Gary Brown
Gary Brown
President

INJURY TREATMENT CENTER OF BOYNTON BEACH, INC.

By: /s/ Gary Brown
Gary Brown
                                                           President

INJURY TREATMENT CENTER OF CORAL SPRINGS, INC.

By: /s/ Gary Brown
Gary Brown
President

INJURY TREATMENT CENTER OF SOUTH FLORIDA, INC.

By: /s/ Gary Brown
Gary Brown
President

INJURY TREATMENT CENTER OF FORT MYERS, INC.

By: /s/ Gary Brown
Gary Brown
President

INJURY TREATMENT CENTER OF FORT LAUDERDALE, INC.

By: /s/ Gary Brown
Gary Brown
President

CHIRO MEDICAL ASSOCIATES OF HOLLYWOOD, INC.

By: /s/ Gary Brown
Gary Brown
President

SOUTHEAST MRI (f/k/a Mobile Diagnotic Imaging, LLC)

By: /s/ Gary Brown
Gary Brown
President

NEURO MASSAGE THERAPISTS, INC.

By: /s/ Gary Brown
Gary Brown
President

SHAREHOLDERS:

/s/ GARY BROWN
GARY BROWN